SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                January 22, 2001
                                ----------------
                        (Date of earliest event reported)


                              THE FINOVA GROUP INC.
                              ---------------------
             (Exact Name of Registrant as Specified in its Charter)

         Delaware                      001-11011                 86-0695381
         --------                      ---------                 ----------
(State or Other Jurisdiction          (Commission              (IRS Employer
     of Incorporation)                File Number)           Identification No.)

4800 North Scottsdale Road, Scottsdale, Arizona                   85251-7623
-----------------------------------------------                   ----------
   (Address of Principal Executive Offices)                       (Zip Code)

                                 (480) 636-4800
                                 --------------
               Registrant's telephone number, including area code

                                      None
                                      ----
          (Former Name or Former Address, if Changed Since Last Report)

Item 5. OTHER EVENTS

     On January 24, 2001, The FINOVA Group Inc. (the "Company") and Leucadia National Corporation ("Leucadia") announced that they had mutually agreed to terminate the Securities Purchase Agreement between the Company and Leucadia pursuant to which Leucadia was to have invested up to $350 million in the Company.

     Copies of the Termination Agreement dated as of January 22, 2001 between the Company and Leucadia and the Company's press release dated January 24, 2001 are filed as Exhibits 10.A and 10.B to this Current Report on Form 8-K.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, The FINOVA Group Inc. has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                        THE FINOVA GROUP INC.



Dated: January 29, 2001                 By: /s/ Richard Lieberman
                                            ----------------------------------
                                            Richard Lieberman
                                            Vice President --
                                            Associate General Counsel and
                                            Assistant Secretary

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
                                  EXHIBIT INDEX


     Exhibit Number:                            Description
     ---------------                            -----------
          10.A Termination Agreement dated as of January 22, 2001 between The FINOVA Group Inc. and Leucadia National Corporation

          10.B                Press Release dated January 24, 2001

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